                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       DATE OF REPORT (date of earliest event reported): November 26, 2001



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                      0-26071                   06-1447017
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

On November 26, 2001 the Registrant issued two (2) press releases, each of which are attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report.

Exhibit Number             Description
    99.01                 Press Releases


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                   EDGAR Online, Inc.



Dated: November 27, 2001           By: /s/ Tom Vos
                                       -----------------------------------------
                                           Tom Vos
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX


Exhibit
Number             Description of Document
------             -----------------------
99.01              Press Release


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